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                                                                    EXHIBIT 23.4

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     We hereby consent to the references to our firm by Prize Energy Corp. in its Form S-1 Registration Statement.

                                        NETHERLAND, SEWELL & ASSOCIATES, INC.

                                        By: /s/ FREDERIC D. SEWELL
                                           -------------------------------------
                                            Frederic D. Sewell
                                            President

Dallas, Texas
August 23, 2000